Exhibit 10.26

FOURTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING
CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of November 29, 2010, by and among WALKER & DUNLOP, LLC (the “Borrower”), BANK OF AMERICA, N.A., as credit agent (the “Credit Agent”), and the lenders party hereto (the “Lenders”).  Capitalized terms used herein without definition have the meanings specified therefor in that certain Amended and Restated Warehousing Credit and Security Agreement dated as of October 15, 2009, among the Borrower, the Credit Agent, and the Lenders, as amended (the “Loan Agreement”).

R E C I T A L S

A.                                   The Borrower, the Credit Agent, and the Lenders desire to further amend the Loan Agreement on, and subject to, the terms and conditions set forth herein.

B.                                     In addition, the Borrower has informed the Credit Agent and the Lenders that the Borrower has formed W&D Balanced Real Estate Fund I GP, LLC (“Fund GP”) and Green Park Express, LLC (“GPFE”) as Subsidiaries, and has requested that the Credit Agent and the Lenders waive any Event of Default under Section 8.3 of the Loan Agreement resulting therefrom and consent to the continuation of Fund GP and GPFE as Subsidiaries of the Borrower, and the Credit Agent and the Lenders have agreed to provide the requested waiver on, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.  Effective as of the Effective Date, the Loan Agreement is amended as follows:

(a)                                  Clause (a) of Section 1.2 of the Loan Agreement is hereby amended by replacing the date “November 29, 2010” where it appears therein with the date “November 28, 2011.”

(b)                                 Section 13.1 of the Loan Agreement is hereby amended by deleting the following definition in its entirety, and replacing it with the following:

“Applicable Margin” means (a) for LIBOR Loans, 2.50%, and (b) for Base Rate Loans, 2.50%.

(c)                                  Exhibits C and L to the Loan Agreement are hereby deleted in their entirety and replaced with the forms of Exhibits C and L annexed hereto.

2.                                       Consent and Waiver.  On and subject to the terms and conditions set forth in this Agreement, as of the Effective Date the Credit Agent and the Lenders consent to, and waive any

Event of Default caused by, the prior formation by the Borrower of Fund GP and GPFE as Subsidiaries, and consent to Fund GP and GPFE remaining as direct, wholly-owned Subsidiaries of the Borrower; provided, however (i) no funds of any kind shall be made available to, or for the benefit or the account of, GP Fund or GPFE by the Borrower or any direct or indirect holder of any Equity Interests in the Borrower, whether by way of capital contribution or other equity investment, loan, or otherwise, after the date of this Agreement (whether or not the Effective Date occurs), and (ii) for the purposes of the Loan Agreement, including, without limitation for the determination of compliance with the financial covenants set forth in Section 8 of the Loan Agreement, Fund GP and GPFE, including the Borrower’s investment therein and all related income and expenses, shall be disregarded as a Subsidiaries of the Borrower and excluded from all financial statements and reports of the Borrower.

3.                                       Acknowledgments by Borrower.  The Borrower acknowledges, confirms and agrees that:

(a)                                  This Amendment is a Loan Document, and all references in any Loan Document to the Borrower’s Obligations shall mean and include the Obligations as amended by this Amendment.

(b)                                 Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i)                                     no Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii)                                  the representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (1) matters which speak to a specific date, (2) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement, and (3) as reflected in the updated Exhibits annexed to this Amendment.

(iii)                               the Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and the person executing and delivering this Amendment on behalf of the Borrower  is duly authorized to do so.

(iv)                              this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the

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rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(v)                                 Exhibits D, E, F, G, H, J, and K attached hereto are true, correct, and complete updates as of the Effective Date of the corresponding Exhibits to the Loan Agreement.

(c)                                  The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Credit Agent and the Lenders in connection with this Amendment and any prior matters involving the Loan.

(d)                                 The Borrower acknowledges that it has no defenses, set offs or counterclaims with respect to any of its obligations to the Credit Agent or the Lenders, and hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action whatever kind or nature, whether known or unknown, which it has or may have as of the date hereof and as of the Effective Date against the Credit Agent or any Lender, or their respective affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter connected with the Loan Agreement or the administration thereof or the obligations created thereby (including pursuant to this Amendment).

4.                                       Conditions Precedent.  This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Credit Agent and the Lenders of, the following conditions and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Credit Agent and the Lenders, in their sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Credit Agent and the Lenders:

(a)                                  Delivery by the Borrower to the Credit Agent and each Lender of the following:

(i)                                     This Amendment, duly executed by the Borrower, the Credit Agent and each Lender.

(ii)                                  Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer the Borrower as the Credit Agent may require evidencing (A) the authority of the Borrower to enter into this Amendment and any other documents to be executed and delivered in connection herewith, and (B) the identity, authority and capacity of each officer of the Borrower authorized to act on its behalf in connection with this Amendment and the other Loan Documents.

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(iii)                               A copy of the Operating Agreement of the Borrower, as amended and in effect as of the Effective Date certified by an appropriate officer thereof.

(iv)                              An opinion of counsel to the Borrower in form and substance satisfactory to the Credit Agent.

(v)                                 Such other documents as the Credit Agent or any Lender reasonably may require, duly executed and delivered.

(b)                                 No Default or Event of Default shall have occurred and be continuing.

(c)                                  The representations and warranties of the Borrower contained in this Agreement or in any document, instrument, or agreement delivered or to be delivered in connection with this Agreement (i) shall have been true and correct in all material respects on the date that such representations and warranties were made, and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date.

(d)                                 In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following their receipt of an appropriate invoice therefor, pay or reimburse the Credit Agent and each Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred  in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment.

(e)                                  The Borrower shall have executed and delivered to (i) the Credit Agent, and (ii) the Lenders, separate Fee Letters, in form and substance acceptable to the Credit Agent and the Lenders, respectively, and the Credit Agent and the Lenders shall have received payment in immediately available funds of all amounts payable thereunder in connection with this Amendment.

5.                                       Miscellaneous.

(a)                                  This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b)                                 This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver original signed counterparts of this Amendment to each other party, upon request.

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(c)                                  This Amendment constitutes the complete agreement among the Borrower, the Credit Agent, and the Lenders with respect to the subject matter of this Amendment and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d)                                 Time is of the essence with respect to all aspects of this Amendment.

[Remainder of page intentionally left blank]

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Executed as a sealed instrument as of the date first above written.

WALKER & DUNLOP, LLC

By	/s/ William M. Walker
Name:	William M. Walker
Title:	President and CEO

BANK OF AMERICA, N.A., as Credit Agent and a Lender

By	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

TD BANK, N.A., as a Lender

By	/s/ William J. Olsen
Name:	William J. Olsen
Title:	S.V.P.

Signature page to Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement

EXHIBIT C

ELIGIBLE LOANS AND OTHER ASSETS

Walker & Dunlop LLC

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

Lenders’ obligation to make Warehousing Advances under the Agreement is subject to the following limitations:

1.             No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Indebtedness) under another warehousing financing arrangement or a gestation agreement.

2.             No Warehousing Advance will be made against any Mortgage Loan that Credit Agent believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

3.             No Warehousing Advance will be made against a Mortgage Loan if the Warehousing Advance will exceed the Advance Rate applicable to that type of Eligible Loan at the time it is pledged.

4.             No Warehousing Advance will be made against any Third Party Originated Loan.

5.             No Warehousing Advance will be made against a Special Fannie Mae Mortgage Loan unless (A) no Person other than Lenders has an outstanding advance to Borrower against the related Master Credit Facility Agreement,  and (B) the related Mortgage Note is in the possession of Credit Agent or a Person other than Borrower or an Affiliate of Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

6.             No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (a) Credit Agent has at one time had or will obtain (as provided in Exhibit B- FHA/GNMA) possession of the related Mortgage Note, and (b) the related Mortgage Note is in the possession of a Person other than the Borrower or an Affiliate of the Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable

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Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.             Fannie Mae DUS Mortgage Loan

(a)           Definition:   A permanent Mortgage Loan on a Multifamily Property originated by a Borrower  under Fannie Mae’s Delegated Underwriting and Servicing Guide.

(b)           Subordinate Mortgage Loan:  Only Second Mortgage Loans and Third Mortgage Loans permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d)           Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e)           Warehouse Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

(f)            Shipped Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

2.             Special Fannie Mae Mortgage Loan

(a)           Definition: A permanent Mortgage Loan on one or more Multifamily Properties originated by a Borrower under a Master Credit Facility Agreement and evidenced by one or more Mortgage Notes in the possession of Credit Agent (or a bailee for the benefit of Credit Agent, as agent for Lenders) or Fannie Mae (under an applicable bailee or other arrangement recognizing Credit Agent’s first priority security interest therein, as agent for Lenders).

(b)           Subordinate Mortgage Loan: Not permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d)           Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e)           Warehouse Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

(f)            Shipped Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

3.             Other Fannie Mae Mortgage Loan

(a)           Definition: A permanent Mortgage Loan originated by Borrower on a Multifamily Property

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covered by a Purchase Commitment issued by Fannie Mae, other than (i) a Fannie Mae DUS Mortgage Loan or (ii) a Special Fannie Mae Mortgage Loan.

(b)           Subordinate Mortgage Loan: Not permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d)           Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e)           Warehouse Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

(f)            Shipped Period: 45 days for cash transactions. 45 days for an Agency Security issued by Fannie Mae.

4.             FHA Permanent Mortgage Loan

(a)           Definition: A permanent FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

(b)           Subordinate Mortgage Loans: Only second mortgage loans permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d)           Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e)           Warehouse Period: 45 days.

(f)            Shipped Period: 45 days.

5.             FHA Construction Mortgage Loan

(a)           Definition. An FHA fully-insured Mortgage Loan for the construction or substantial rehabilitation of a Multi-Family Property.

(b)           Subordinate Mortgage Loans: Not permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d).          Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e)           Warehouse Period: 45 days.

(f).           Shipped Period: 45 days.

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6.             Freddie Mac Program Plus Loan

(a)           Definition: Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac Program Plus Seller/Servicer program.

(b)           Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted.

(c)           Committed/Uncommitted: Purchase Commitment required.

(d).          Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e).          Warehouse Period: 45 days.

(f).           Shipped Period: 45 days.

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Exhibit D

Authorized Representatives

William M Walker

Deborah A Wilson

Debra Casale

Veronica Langhofer

Gregory Florkowski

Judy DiRienzo

Shanekwa N. Harrison

Stacy Kraft

Exhibit E

Master Credit Facilities

UDRT	$250,000,000

MILESTONE	$322,113,900

BENCHMARK	$480,030,000

Exhibit F

Subsidiaries of Walker & Dunlop, LLC

Subsidiary Name	Address	Jurisdiction of Organization	Foreign Qualifications	Percentage of Ownership Interests Held
W&D Balanced Real Estate Fund I GP, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	None	100%
Green Park Express, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	California	100%

Exhibit G

Assumed Names

None.

Exhibit H

Servicing Portfolio

Attached is the Servicing Portfolio of Walker & Dunlop, LLC as of September 30, 2010.

Walker & Dunlop, LLC

Loan Servicing Portfolio

Portfolio Size and Number of Loans

	September 30, 2010
Fannie Mae
Fannie Mae-At Risk	5,736,752,237	(949)
Fannie Mae-No Risk	1,433,510,718	(68)
Fannie Mae-Modified Risk	2,001,830,486	(145)
Non-Fannie Mae
Ginnie Mae-HUD	700,940,646	(92)
Freddie Mac	2,385,979,531	(181)
CDT	17,107,846	(12)
Aegon Non-Cashier (Est.)	472,528,911	(29)
Prudential Mtg Non-Cashier (Est.)	1,611,653	(1)
PNC Non-Cashier (Est.)	146,541,314	(7)
Reliastar/ING	12,934,914	(4)
ING Investment Management	61,392,568	(10)
SunAmerica/AIG Life Ins. Co.	305,982,535	(15)
Berkadia (f.k.a Amresco)	1,208,548	(1)
Berkadia (formerly Capmark/GMAC)	86,918,440	(8)
Sun Life Assurance of Canada	267,818,983	(50)
American Equity Investment	59,911,528	(19)
Nationwide Life Insurance Co.	144,989,925	(10)
Wachovia Bank	190,047,027	(19)
Indianapolis Life Ins. Co. (AVIVA)	34,323,093	(3)
American Investors Life Ins. Co.	94,498,627	(5)
Ohio National Financial Services	9,020,627	(2)

Total	$14,165,850,157	(1,630)

Exhibit J

Lines of Credit

Amended and Restated Credit Agreement, dated as of January 30, 2009, by and among Bank of America, N.A., as Administrative Agent and Collateral Agent, GPF Acquisition, LLC, as Borrower, Walker & Dunlop Multifamily, Inc., Walker & Dunlop GP, LLC and Green Park Financial Limited Partnership, as Guarantors, and Walker & Dunlop, LLC, as Pledgor, and the Lenders Party thereto.

Warehousing Credit and Security Agreement, dated as of June 30, 2010, by and between Walker & Dunlop, LLC, as Borrower, and PNC Bank, N.A.

Master Loan Purchase and Sale Agreement, dated as of March 30, 2010, by and between Walker & Dunlop, LLC and Kemps Landing Capital Company

Exhibit K

Foreign Qualifications and Licenses

Walker & Dunlop, LLC Foreign Qualification

Alabama, California, Colorado, Georgia, Illinois, Louisiana, Maryland, Massachusetts, New Jersey, New York, Ohio, Oklahoma, Texas, Wisconsin

Walker & Dunlop, LLC Mortgage Lender and Mortgage Servicer Licenses

Freddie Mac Multifamily Program Plus Approval

Fannie Mae DUS Authority

California Finance Lender License

South Dakota Lender License

EXHIBIT L

MISCELLANEOUS FEES AND CHARGES

Collateral Handling Fee:	$250.00 per transaction

Annual Base Custody Fee:	$3,500

Custody Transaction Fees:	$40.00 per MBS transaction